SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 9, 1997

                           HIGHWOODS PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)



        Maryland                    1-13100                     56-1871668
(State of Incorporation)    (Commission File Number)          (IRS Employer
                                                            Identification No.)


3100 Smoketree Court, Suite 600, Raleigh, North Carolina            27604
         (Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (919) 872-4924

Item 2.  Acquisition or Disposition of Assets


     CENTURY CENTER TRANSACTION. On January 9, 1997, Highwoods Properties, Inc. ("the Company") acquired the 17-building Century Center Office Park, four affiliated industrial properties and 20 acres of development land located in suburban Atlanta, Georgia (the "Century Center Transaction"). The properties total 1.6 million rentable square feet and, as of December 31, 1996, were 99% leased. The cost of the Century Center Transaction was $55.6 million in Units (valued at $29.25 per Unit, the market value of a share of Common Stock as of the signing of a letter of intent for the Century Center Transaction), the assumption of $19.4 million of secured debt and a cash payment of $53.1 million drawn from the Company's $280 million Revolving Loan. All Units issued in the transaction are subject to restrictions on transfer and redemption.
Such restrictions are scheduled to expire over a three-year period in equal annual installments commencing one year from the date of issuance. Prior to their acquisition by the Company, the acquired properties were leased and managed by White & Associates Management Group, 40 employees of which have been retained by the Company to continue the lease administration, property management, development, engineering and maintenance of the properties.


     The 1.2-million square foot, 17-building Century Center Office Park is adjacent to Interstate-85 in north central Atlanta. Century Center Office Park was 99% leased at December 31, 1996. Its tenants include AT&T, BellSouth, the Federal government (four agencies), MBNA and Egleston Hospitals. Century Center Office Park is located on approximately 77 acres, of which approximately 61 acres are controlled under long-term fixed rental ground leases that expire in 2058. The rent under the leases is approximately $180,000 per year with scheduled 10% increases in 1999 and 2009. The leases do not contain a right to purchase the subject land.

     The four industrial properties acquired in the Century Center Transaction are located in two business parks and were 100% leased at December 31, 1996. The Company's acquisition also includes three development parcels totaling 20 acres in Century Center Office Park. The master plan for the office park envisions an additional 800,000 square feet of office space on such parcels.

     The Company estimates a first year net operating income from the properties acquired in the Century Center Transaction of $13.3 million. See "Disclosure Regarding Forward-Looking Statements."

     ANDERSON TRANSACTION. The Company has agreed to enter into a business combination with Anderson Properties, Inc. ("Anderson Properties") and acquire a portfolio of industrial, office and undeveloped properties in Atlanta from affiliates of Anderson Properties (the "Anderson Transaction"). The Anderson Transaction involves 25 industrial properties and six office properties totaling 1.7 million rentable square feet, three industrial development projects totaling 402,000 square feet and 137 acres of land for development. Although the Company expects the Anderson Transaction to close by February 14, 1997, no assurance can be made that all or part of the transaction will be consummated.

     The cost of the Anderson Transaction will consist of the issuance of $25.6 million of Units (valued at $29.25 per Unit, the market value of a share of Common Stock as of the signing of a letter of intent relating to the transaction), the assumption of $8.7 million of mortgage debt and a cash payment of $37.2 million. The cash amount includes $11.1 million expected to be paid to complete the three development projects. Approximately $4.9 million of the Units are newly created Class B Units, which differ from other Units in that they are not eligible for cash distributions from the Operating Partnership. The Class B Units will convert to regular Units in 25% annual installments commencing one year from issuance. Prior to such conversion, such Units will not be redeemable for cash or Common Stock. All other Units to be issued in the transaction are also subject to restrictions on transfer or redemption. Such lock-up restrictions will expire over a three-year period in equal annual installments commencing one year from the date of issuance.


     The in-service properties were 94% leased to 150 tenants as of December 31, 1996, and are primarily located in business park settings in north Atlanta or near Hartsfield International Airport. The in-service industrial properties are warehouse and bulk distribution facilities that are generally leased on a multi-tenant basis. The development projects have a cost-to-date of $4.6 million and are expected to be completed during 1997.


     The undeveloped land to be acquired in the Anderson Transaction is located in three business parks. The majority of the undeveloped land consists of the 108-acre tract in the Atlanta Tradeport complex ("Atlanta Tradeport"). Atlanta Tradeport is a 260-acre, integrated, mixed-use domestic and international business complex designed as Atlanta's only general purpose Foreign Trade Zone. Located nine miles south of downtown, Atlanta Tradeport is directly east of and contiguous to Hartsfield International Airport. The balance of the undeveloped land is located in Chastain Place (10 acres) and Newpoint (19 acres). Both locations are close to interstate highways and major area malls.


     The Company has established an Atlanta division to be headed by Anderson Properties' president, H. Gene Anderson, upon completion of the Anderson Transaction. Mr. Anderson has over 25 years of commercial real estate experience in the Atlanta area. All 25 employees of Anderson Properties are expected to join the Company, including the four other members of Anderson
Properties' senior management team, each of whom has at least 12 years of commercial real estate experience. Upon completion of the Anderson Transaction, Mr. Anderson will be one of the Company's largest equity holders with 560,000 Units and will be appointed to the Board of Directors of the Company.

     The Company estimates a first year net operating income from the properties to be acquired in the Anderson Transaction of $5.7 million. See "Disclosure Regarding Forward-Looking Statements."

     At the time of the Company's initial announcement of the Anderson Transaction, the acquisition was expected to include two additional industrial properties and a 158-acre tract of development land (collectively, "Bluegrass Business Center") and another industrial property ("Ellsworth"). Although the Company continues to pursue the acquisition of the Bluegrass Business Center, certain legal issues have been raised about the seller's ability to deliver the Bluegrass Business Center. Also, upon completion of due diligence, the Company has decided not to acquire Ellsworth.

Disclosure Regarding Forward-Looking Statements

         Certain matters discussed herein are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Act of 1934, as amended. Those statements are identified by words such as "expect," "should" and words of similar import. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from the Company's current expectations include general economic conditions; risks associated with the development and acquisition of properties, including risks that the development or acquisitions may not be completed on schedule; and risks associated with the consummation of the Anderson and Century Center transactions, including risks that the parties fail to secure required consents or that the transactions otherwise fail to close.



Item 7. Financial Statements and Exhibits.

  (a) Financial Statements of Businesses Acquired.

Century Center                                             Page
  Report of Independent Auditors
  Statement of Revenue and Certain Expenses
  Notes to Statement of Revenue and Certain Expenses

Anderson Properties
  Report of Independent Auditors
  Statement of Revenue and Certain Expenses
  Notes to Statement of Revenue and Certain Expenses


  (b) Pro Forma Financial Information

Unaudited Pro Forma Combining Financial Statements
  Pro Forma Condensed Combining Balance Sheet
    (unaudited) as of September 30, 1996
  Pro Forma Condensed Statement of Operations
    (unaudited) for the nine months ended
    September 30, 1996
  Pro Forma Condensed Statement of Operations
    (unaudited) for the year ended December 31, 1995
  Notes to Pro Forma Condensed Combining Financial Statements

(c)               Exhibits

     2.1 (1) Contribution and Exchange Agreement by and among Century Center group, Highwoods/Forsyth Limited Partnership and Highwoods Properties, Inc. dated December 31, 1996. (Exhibit includes list of omitted schedules, together with an agreement to furnish supplementally a copy of any omitted schedule to the Commission upon request.)

     2.2 (1) Master Agreement of Merger and Acquisition by and among Highwoods Properties, Inc., Highwoods/Forsyth Limited Partnership, Anderson Properties, Inc., Gene Anderson, and the partnerships and limited liability companies listed therein dated January 9, 1997. (Exhibit includes list of omitted schedules, together with an agreement to furnish supplementally a copy of any omitted schedule to the Commission upon request.)

     10.1 (2) Employment Agreement between Highwoods Properties,
              Inc. and Gene Anderson dated  ___________ __, 1997.

     23.1     Consent of Ernst & Young LLP


----------------------
         (1) Previously filed on Form 8-K dated January 9, 1997 and filed on January 24, 1997.
         (2) To be filed by amendment following execution of the agreement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 HIGHWOODS PROPERTIES, INC.

Date: February 7, 1997           /s/ Carman J. Liuzzo
                                 --------------------
                                 Carman J. Liuzzo
                                 Vice President and Chief Financial Officer

              Audited Financial Statement

                   Century Center

            Year ended December 31, 1996
       with Report of Independent Auditors

            Report of Independent Auditors

To the Board of Directors and Stockholders
Highwoods Properties, Inc.

We have audited the accompanying Statement of Revenue and Certain Expenses of Century Center as described in Note 1 for the year ended December 31, 1996. This financial statement is the responsibility of Century Center's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the basis of accounting used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared using the basis of accounting described in Note 1 for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Highwoods Properties, Inc. and is not intended to be a complete presentation of Century Center's revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 of Century Center for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


Raleigh, North Carolina
January 24, 1997

                            Century Center

              Statement of Revenue and Certain Expenses

                   Year ended December 31, 1996


Rental income                                $19,439,008

Certain expenses:
  Utilities                                    2,111,570
  Real estate taxes                            1,402,956
  Repairs and maintenance                      2,554,631
  Property management                            173,760
  Insurance                                       98,162
  Other                                          458,643
                                              ----------
Total certain expenses                         6,799,722
                                              ----------
Revenue in excess of certain expenses        $12,639,286
                                             ===========

See accompanying notes.

                          Century Center

         Notes to Statement of Revenue and Certain Expenses

                        December 31, 1996


1. Basis of Presentation

Presented herein is the Statement of Revenue and Certain Expenses related to the operations of twenty-one commercial real estate properties located in the greater Atlanta, Georgia metropolitan market identified as Century Center.

Century Center is not a legal entity but rather a combination of the operations of certain real estate properties which were acquired by Highwood's
Properties, Inc. on January 9, 1997. The accompanying Statement of Revenue and Certain Expenses includes the accounts of the following commercial real estate properties, each of which is wholly owned by various parties not affiliated with Highwoods Properties, Inc.

                               Number of
       Property                Properties                Owner
---------------------------------------------------------------------
1740-90 Century Circle              6             Century Centergroup
1800 Century Boulevard              1             Century Centergroup
1875 Century Boulevard              1             Century Centergroup
1900-75 Century Boulevard           5             Century Centergroup
2200 Century Parkway                1             Century Centergroup
2600 Century Parkway                1             Century Centergroup
2635 Century Parkway                1             Century Centergroup
2800 Century Parkway                1             Century Centergroup
4800 Fulton Corporate Center        1             GWJ Investment Company
5125 Fulton Industrial Boulevard    1             GWJ Investment Company
1077 Fred Drive                     1             GWJ Investment Company
1035 Fred Drive                     1             Fred Drive Investment Company


The accompanying financial statement is prepared in accordance with Rule 3-14 of Regulation S-X and thus is not necessarily representative of the actual operations for the year presented as certain expenses that may not be comparable to the expenses expected to be incurred by Highwoods Properties, Inc. in the proposed future operations of the aforementioned properties have been excluded. Expenses excluded consist of interest, depreciation and general and administrative expenses not directly related to future operations.

                             Century Center

2. Significant Accounting Policies

Revenue Recognition

Rental income is recognized on a straight-line basis over the term of the lease. Certain lease agreements contain provisions which provide reimbursement of real estate taxes, insurance, advertising and certain common area maintenance (CAM) costs. These additional rents are recorded on the accrual basis. All rent and other receivables from tenants are due from commercial building tenants located in the properties.

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those amounts.

3. Leases

Century Center is being leased to tenants under operating leases that will expire over the next fourteen years. The minimum rental amounts under the leases are either subject to scheduled fixed increases or adjustments based on the Consumer Price Index. Generally, the leases also require that the tenants reimburse Century Center for increases in certain costs above their base year costs.

Expected future minimum rents to be received over the next five years and thereafter from tenants for leases in effect at December 31, 1996 are as follows:


                                       Total
                                     ---------
1997                                 18,491,291
1998                                 15,183,280
1999                                  9,902,572
2000                                  8,090,000
2001                                  5,540,777
Thereafter                           25,040,056
                                     ----------
                                     82,247,976
                                     ==========
Three major tenants represented fifty-five percent of the total rental income for the year ended December 31, 1996.

                             Century Center

4. Ground Leases

A portion of the land on which certain of the buildings at Century Center are located are subject to ground leases that expire in 2058. Rental expense was $180,000 in 1996. The obligation for future minimum lease payments is as follows:


1997                            $    180,000
1998                                 180,000
1999                                 198,000
2000                                 198,000
2001                                 198,000
Thereafter                        12,017,200
                                  -----------
Total minimum lease payments     $12,971,200
                                  ===========


5. Environmental Matters

All of the Century Center properties have been subjected to Phase I environmental reviews. Such reviews have not revealed, nor is management aware of, any environmental liability that management believes would have a material adverse effect on the accompanying consolidated financial statements.

                               Anderson Properties

                           Audited Financial Statement

                           Year ended December 31, 1996
                       with Report of Independent Auditors

                       Report of Independent Auditors

To the Board of Directors and Stockholders
Highwoods Properties, Inc.

We have audited the accompanying Statement of Revenue and Certain Expenses of Anderson Properties as described in Note 1 for the year ended December 31, 1996. This financial statement is the responsibility of Anderson Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the basis of account used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared using the basis of accounting described in Note 1 for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Highwoods Properties, Inc. and is not intended to be a complete presentation of Anderson Properties' revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 of Anderson Properties for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

Raleigh, North Carolina
January 23, 1997

                             Anderson Properties

                   Statement of Revenue and Certain Expenses

                          Year ended December 31, 1996


Rental income                                               $7,688,769

Certain expenses:
  Utilities                                                    404,942
  Real estate taxes                                            738,588
  Repairs and maintenance                                      464,338
  Property management                                          453,080
  Insurance                                                     49,322
  Other                                                        199,129
                                                             ---------
Total certain expenses                                       2,309,399
                                                             ---------
Revenue in excess of certain expenses                       $5,379,370
                                                             =========
See accompanying notes.

                              Anderson Properties

                 Notes to Statement of Revenue and Certain Expenses

                              December 31, 1996

1.  Basis of Presentation

Presented herein is the Statement of Revenue and Certain Expenses related to the operations of thirty-four commercial real estate properties located in the greater Atlanta, Georgia metropolitan market identified as Anderson Properties.

Anderson Properties is not a legal entity but rather a combination of the operations of certain real estate properties expected to be acquired by Highwood's Properties, Inc. The accompanying Statement of Revenue and Certain Expenses includes the accounts of the following commercial real estate properties, each of wholly owned by various parties not affiliated with Highwoods Properties, Inc.



                                       Number of
         Property                      Properties                 Owner
-----------------------------------------------------------------------------
In-service properties:
  6348 Northeast Expressway               2           6348 Northeast Partners
  6438 Northeast Expressway               1           6438 Northeast Partners
  Chattahoochee                           1           AG Joint Venture
  Corporate Lakes                         3           Southside/Corporate Lakes AA
  Cosmopolitan North                      6           Cosmopolitan North
  Gwinnett Distribution Center            2           Gwinnett Distribution Center AA
  Lavista Business Park                   4           LaVista Business Park AA
  Norcross I & II                         2           AG Joint Venture
  Oakbrook Summit                         4           Oakbrook/MKKG Joint Venture
  Peachtree Corners East                  3           Peachtree Corners East, Ltd.
  Southside Distribution                  2           Southside/Corporate Lakes AA
  Steel Drive                             1           Steel Drive Partners, LP

Development properties:
  Chastain Place                          1            Anderson/Chastain, LLC
  TradePort                               1            Anderson/Tradeport, LLC
  Newpoint                                1            Anderson/Newpoint, LLC

                                Anderson Properties

1.  Basis of Presentation (continued)

In accordance with Rule 3-14 of Regulation S-X, the accompanying financial statement is not representative of the actual operations for the year presented as certain expenses that may not be comparable to the expenses expected to be incurred by Highwoods Properties, Inc. in the proposed future operations of the aforementioned properties have been excluded. Expenses excluded consist of interest, depreciation and general and administrative expenses not directly related to future operations.

2.  Significant Accounting Policies

Revenue Recognition

Rental income is recognized on a straight-line basis over the term of the lease. Certain lease agreements contain provisions which provide reimbursement of real estate taxes, insurance, advertising and certain common area maintenance
(CAM) costs. These additional rents are recorded on the accrual basis. All rent and other receivables from tenants are due from commercial building tenants located in the properties.

Use of Estimates

The presentation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those amounts.

                                Anderson Properties

3.  Leases

Anderson Properties is being leased to tenants under operating leases that will expire over the next nine years. The minimum rental amounts under the leases are either subject to scheduled fixed increases or adjustments based on the Consumer Price Index. Generally, the leases also require that the tenants reimburse Anderson Properties for increases in certain costs above their base year costs.

Expected future minimum rents to be received over the next five years and thereafter from tenants for leases in effect at December 31, 1996 are as follows:

                                           Total

           1997                          6,148,610
           1998                          4,456,818
           1999                          2,976,740
           2000                          1,829,601
           2001                          1,215,405
           Thereafter                      588,028
                                        ----------
                                        17,215,202
                                        ==========

4.  Environmental Matters

All of the Anderson properties have been subjected to Phase I environmental reviews. Such reviews have not revealed, nor is management aware of, any environmental liability that management believes would have a material adverse effect on the accompanying consolidated financial statements.

                           HIGHWOODS PROPERTIES, INC.
                        PRO FORMA FINANCIAL INFORMATION

     The accompanying unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 1995 assume that the following transactions all occurred as of January 1, 1995: (i) the merger with Forsyth Properties, Inc. and its affiliates (the "Forsyth Transaction"), (ii) the acquisition of six office properties located at the Research Commons office park in Research Triangle Park, North Carolina, (iii) the issuance of 5,640,000 shares of Common Stock at a price of $20.75 per share (the "February 1995 Offering"), (iv) the issuance of 4,774,989 shares of Common Stock at a price of $24.50 per share (the "August 1995 Offering"), (v) acquisitions of a total of 77 Properties and 68 acres of Development Land (the "Other 1995 Acquisitions"),
(vi) the merger with Eakin & Smith, Inc. and its affiliates (the "Eakin & Smith Transaction"), (vii) the issuance of 11,500,000 and 250,000 shares of Common Stock at per share prices of $26.875 and $27.375, respectively (the "Summer 1996 Offerings"), (viii) the merger with Crocker Realty Trust, Inc. (the "Crocker Merger"), (ix) the sale of the Company's 6 3/4% Notes and 7% Notes in aggregate principal amounts of $100,000,000 and $110,000,000, respectively (the
"Notes"), (x) the issuance of 2,587,500, 611,626,344,752 and 137,198 shares of
Common Stock at per share prices of $29.00, $28.86, $29.01 and $29.16, respectively (the "December 1996 Offerings"), (xi) the Century Center Transaction, and (xii) the Anderson Transaction. The Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1996 assumes that the issuance of the Notes, the December 1996 Offerings, the Century Center Transaction and the Anderson Transaction occurred on September 30, 1996. The pro forma operating data for the nine months ended September 30, 1996 assumes that the Eakin & Smith Transaction, the Summer 1996 Offerings, the Crocker Merger, the issuance of the Notes, the December 1996 Offerings, the Century Center Transaction and the Anderson Transaction occurred as of January 1, 1995. These unaudited statements should be read in conjunction with the financial statements and notes thereto of the Company included herein or incorporated by reference in the accompanying Form 8-K. In the opinion of management, the pro forma condensed consolidated financial information provides all adjustments necessary to reflect the effects of the above transactions.

     The pro forma condensed consolidated financial information is unaudited and is not necessarily indicative of the consolidated results which would have occurred if the transactions had been consummated in the periods presented, or on any particular date in the future, nor does it purport to represent the financial position, results of operations or changes in cash flows for future periods.

                           HIGHWOODS PROPERTIES, INC.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1996
                           (UNAUDITED, IN THOUSANDS)


                                                                                CENTURY
                                                             DECEMBER 1996      CENTER        ANDERSON
                                  HISTORICAL      NOTES        OFFERINGS      TRANSACTION    TRANSACTION
                                     (A)           (B)            (C)             (D)            (E)        PRO FORMA
                                 -----------    ---------    -------------    ------------   -----------    ----------
ASSETS
  Real estate assets, net......   $1,320,758    $  --          $ --            $ 123,500       $71,484      $1,515,742
  Cash and cash equivalents....       19,305                      37,652                                        56,957
  Restricted cash..............       11,532                                                                    11,532
  Accounts and notes
    receivable.................        8,717                                                                     8,717
  Accrued straight line rents
    receivable.................        4,957                                                                     4,957
  Other assets.................       15,641        8,631                                                       24,272
                                 -----------    ---------    -------------    ------------   -----------    ----------
                                  $1,380,910    $   8,631      $  37,652       $ 123,500       $71,484      $1,622,177
                                 ===========    =========    =============    ============   ===========    ===========

LIABILITIES AND STOCKHOLDERS'
 EQUITY
Mortgages and notes payable....   $  352,734    $ (25,183)     $ --            $  19,400         8,683      $  355,634
Revolving loan.................      245,000     (176,186)       (68,814)         53,100        37,179          90,279
  6 3/4% Notes due 2003........                   100,000        --                   --            --         100,000
  7% Notes due 2006............                   110,000        --               --                --         110,000
Accounts payable, accrued
 expenses and other
 liabilities...................       28,767                     --               --            --              28,767
                                 -----------    ---------    -------------    ------------   -----------    ----------
  Total liabilities............      626,501        8,631        (68,814)         72,500        45,862         684,680
Minority interest..............       92,283                     --            $  54,841        25,622         172,746
Stockholders' equity
  Preferred stock..............       --           --            --               --            --             --
  Common stock.................          318                          37          --                               355
  Additional paid in capital...      670,032                     106,429                        --             776,461
  Accumulated deficit..........       (8,224)                    --               (3,841)                      (12,065)
                                 -----------    ---------    -------------    ------------   -----------    ----------
  Total stockholders' equity...      662,126       --            106,466          (3,841)       --             764,751
                                 -----------    ---------    -------------    ------------   -----------    ----------
                                  $1,380,910    $   8,631      $  37,652       $ 123,500       $71,484      $1,622,177
                                 ===========    =========    =============    ============   ===========    ===========


          See Notes to Pro Forma Condensed Consolidated Balance Sheet

                           HIGHWOODS PROPERTIES, INC.

                               NOTES TO PRO FORMA
                      CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1996
                           (UNAUDITED, IN THOUSANDS)

     (A.) Reflects the Company's historical balance sheet contained in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996.

     (B.) Reflects the Sale of the Notes and the repayment of approximately $176,186 of the Revolving Loan, the repayment of $25,183 of the Company's mortgages and secured notes payable and the capitalization of the discount, underwriters' fees and other expenses associated with the sale of the Notes, including the settlement of various interest rate swap agreements, to be amortized over the respective terms of the Notes.

     (C.) Reflects the December 1996 Offerings and the repayment of $68,814 of the Revolving Loan and the investment of $37,652 in cash and cash equivalents.

     (D.) Reflects the purchase price of $128,100 (which includes approximately $4,600 of Prepayment Penalties associated with the repayment of certain indebtedness) for the Century Center Transaction which was funded through the assumption of a $19,400 mortgage loan, the issuance of $55,600 in Units (offset by $759 for minority interest share in prepayment penalties) and a cash payment of $53,100.

     (E.) Reflects the purchase price of $71,484 for Anderson Transaction which was funded through the assumption of $8,683 of mortgage indebtedness, the issuance of $25,622 in Units and a cash payment of $37,179.

                           HIGHWOODS PROPERTIES, INC.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                (UNAUDITED, IN THOUSANDS EXCEPT PER SHARE DATA)

                                    PRE-ACQUISITION RESULTS
                            ---------------------------------------
                                                                                           DECEMBER    CENTURY
                                            CROCKER      CROCKER                             1996      CENTER      ANDERSON
                HISTORICAL  EAKIN & SMITH  HISTORICAL  ACQUISITIONS   PRO FORMA    NOTES   OFFERINGS TRANSACTION  TRANSACTION
                   (A)           (B)          (C)          (D)       ADJUSTMENTS    (M)      (N)
                ----------  -------------  ----------  ------------  ------------  ------  --------- -----------  -----------
REVENUE:
 Rental
  property.....  $ 83,366      $ 3,000      $ 47,372       $520        $   900(E)                      $14,656 (O)   $ 5,802 (R)
 Other
  income.......     4,400          512         2,607         12         (4,043)(F)
                ----------  -------------  ----------  ------------  ------------  ------  --------- -----------  -----------
                   87,766        3,512        49,979        532         (3,143)     --       --         14,656        5,802
OPERATING
 EXPENSES:
 Rental
  property.....    22,210          957        17,170        179         (1,640)(G)                       5,189 (O)    1,659 (R)
 Depreciation
  and
amortization...    13,357          526         8,516        108            351(H)                        2,316 (P)      903 (P)
 Interest
 expense:
 Contractual...    13,786          739        15,055        215         (1,754)(I)     234  (3,612 )     3,828 (Q)    2,282 (Q)
  Amortization
   of deferred
   financing
   costs.......     1,288       --               849      --              (475)(J)     794
                ----------  -------------  ----------  ------------  ------------  ------  --------- -----------  -----------
                   15,074          739        15,904        215         (2,229)     1,028   (3,612 )     3,828        2,282
 General and
  administrative..  3,766          153         4,134      --            (3,816)(K)
                ----------  -------------  ----------  ------------  ------------  ------  --------- -----------  -----------
 Income before
  minority
  interest.....    33,359        1,137         4,255         30          4,191     (1,028)   3,612       3,323          958
 Minority
  interest.....    (5,205)                                              (3,018) (L)
                ----------  -------------  ----------  ------------  ------------  ------  --------- -----------  -----------
 Income before
  extraordinary
  item.........  $ 28,154      $ 1,137      $  4,255       $ 30        $ 1,173    $(1,028) $ 3,612     $ 3,323      $   958
                ==========  =============  ==========  ============  =============  ====== ========= ===========  ===========
  Net income
   per share...
  Weighted
   average
   shares......


                        PRO FORMA
                        ---------
REVENUE:
 Rental
  property.....         $155,616
 Other
  income.......            3,488
                        ---------
                         159,104
OPERATING
 EXPENSES:
 Rental
  property.....           45,724
 Depreciation
  and
amortization...           26,077

 Interest
 expense:
 Contractual...           30,773
  Amortization
   of deferred
   financing
   costs.......            2,456
                        ---------
                          33,229
 General and
  administrative           4,237
                        ---------
 Income before
  minority
  interest.....           49,837
 Minority
  interest.....           (8,223)
                        ---------
 Income before
  extraordinary
  item.........           41,614
                        =========
  Net income
   per share...            $1.17
                        =========
  Weighted
   average
   shares......           35,470
                        =========

     See Notes to Pro Forma Condensed Consolidated Statement of Operations

                           HIGHWOODS PROPERTIES, INC.

       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                       (UNAUDITED, DOLLARS IN THOUSANDS)

     (A.) Reflects the Company's historical statement of operations contained in its Quarterly Report on Form 10-Q for the nine months ended September 30, 1996.

     (B.) Reflects the historical statement of operations of Eakin & Smith, Inc. for the three months ended March 31, 1996, which was acquired by the Company on April 1, 1996.

     (C.) Represents the historical statement of operations of Crocker for the period from January 1, 1996 to September 5, 1996.

     (D.) Reflects the historical operations of the Towermarc properties, which were acquired by Crocker on January 16, 1996, adjusted on a pro forma basis for interest and depreciation expense, for the period from January 1, 1996 to January 16, 1996, the date of the acquisition of Towermarc. Depreciation expense is calculated on the purchase price allocated to buildings, site improvements and tenant improvements with depreciation calculated on a straight-line basis over useful lives of 40 years, 15 years and the life of the respective leases, respectively.

     (E.) Reflects incremental rental income from a supplemental lease agreement entered into in connection with the Crocker Merger. The lease agreement was a condition of the Crocker Merger.

     (F.) Reflects the elimination of certain third-party leasing and property management income of Crocker not retained by the Company ($1,824) and the elimination of interest income on short-term investments advanced to a wholly owned subsidiary (the "Merger Subsidiary") in connection with the Crocker Merger ($2,219).

     (G.) Reflects the net adjustment to rental property expenses to eliminate the costs related to certain assets (primarily land held for development) which were retained by the prior shareholders of Crocker ($800) and to eliminate certain other property operating costs (primarily personnel and office costs for duplicative property management operations) which have been eliminated upon the completion of the Crocker Merger ($840).

     (H.) Represents the net adjustment to depreciation expense based upon an assumed allocation of the purchase price to land, buildings and development in process and building depreciation computed on a straight-line basis using an estimated life of 40 years for buildings and 7 years for furniture, fixtures and equipment as follows:

Eakin & Smith Transaction....................   $ (73)
Crocker Merger...............................     424
                                                ------
       Total.................................   $ 351
                                                ======

     (I.) Represents the net adjustment to interest expense to reflect interest costs on the net incremental borrowings related to the Eakin & Smith Transaction, the Crocker Merger (including effects of refinancing of certain Crocker mortgage debt with borrowings under the Revolving Loan) and the issuance of 11,750,000 shares of Common Stock. The adjustments are as follows:

Eakin & Smith Transaction (1)..............   $   468
Crocker Merger (2).........................    (2,222)
                                              -------
       Total...............................   $(1,754)
                                              ========

     (1) $26,653 in incremental borrowing in the Eakin & Smith Transaction at an average rate under the Revolving Loan of 7% for three months.

     (2) The incremental effect of refinancing mortgage debt with an average outstanding balance of $104,000 and an average rate of 10% with borrowings under the Revolving Loan with an average rate of 7% for the for period from January 1, 1996 to September 30, 1996.

     (J.) Represents the incremental adjustment to amortization to reflect the commitment fee on the Revolving Loan and the reduction in the amortization to reflect the Crocker mortgage loans repaid.

     (K.) Represents the net adjustment to general administrative expense to reflect the estimated incremental costs (primarily salaries) to the Company of operating a Nashville division and to reflect the elimination of certain costs (primarily executive salaries, administrative costs, the expenses incurred to generate third-party revenue and the expenses to operate the public entity) of Crocker not expected to be incurred by the Company as follows (in thousands):

Eakin & Smith Transaction..................   $    47
Crocker Merger.............................    (3,863)
                                              --------
       Total...............................   $(3,816)
                                              ========

     (L.) Reflects the net adjustment to minority interest to reflect the pro forma minority interest percentage of 16.5%.

     (M.) Reflects estimated interest expense on the Notes for the nine months ended September 30, 1996, at an effective annual interest rate of 7.4% (which includes cash and amortization of deferred offering costs) less interest on debt repaid with the proceeds from the sale of the Notes.

     (N.) Reflects the estimated interest expense savings on the Revolving Loan repaid with the proceeds of the December 1996 offerings.

     (O.) Reflects the historical operations of the properties acquired in the Century Center Transaction for the nine months ended September 30, 1996.

     (P.) Reflects the estimated depreciation expense based upon an assumed allocation of the purchase price to land, buildings and development in process and building depreciation computed on a straight-line basis using an estimated life of 40 years.

     (Q.) Reflects the estimated interest expense on the assumed mortgages and notes payable at an average rate of 7.15% for Century Center and 8.78% for the Anderson Properties and incremental borrowings under the Revolving Loan at an average rate of 7%.

     (R.) Reflects the historical operations of the properties to be acquired in the Anderson Transaction for the nine months ended September 30, 1996.

                           HIGHWOODS PROPERTIES, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                (UNAUDITED, IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                                            CROCKER TRANSACTION
                                                                                       ----------------------------
                                         1995        PRE-CROCKER AND   EAKIN & SMITH    CROCKER     PRE-ACQUISITION
                         HISTORICAL   TRANSACTIONS    EAKIN & SMITH    TRANSACTIONS    HISTORICAL       RESULTS        PRO FORMA
                            (A)           (B)           PRO FORMA           (C)           (D)             (E)         ADJUSTMENTS
                         ----------   ------------   --------------    -------------   ----------   ---------------   -----------
REVENUE:
 Rental property........  $ 71,217      $ 17,020         $88,237          $ 9,222       $ 42,489        $23,985         $ 1,200(F)
 Other income...........     2,305            50           2,355            2,542          1,777          2,380          (2,628)(G)
                         ----------   ------------   --------------    -------------   ----------   ---------------   -----------
                            73,522        17,070          90,592           11,764         44,266         26,365          (1,428)
OPERATING EXPENSES:
 Rental property........    17,049         4,426          21,475            2,977         13,601          9,619          (2,030)(H)
 Depreciation and
  amortization..........    11,082         2,868          13,950            1,956          6,773          4,881            (972)(I)
 Interest expense:
  Contractual...........    12,101         2,876          14,977            2,161         16,214          5,689             387(J)
  Amortization of
   deferred financing
   costs................     1,619            46           1,665               --            594             --             312(K)
                         ----------   ------------   --------------    -------------   ----------   ---------------   -----------
                            13,720         2,922          16,642            2,161         16,808          5,689             699
 General and
  administrative........     2,737           181           2,918              763          2,813          2,376          (4,652)(L)
                         ----------   ------------   --------------    -------------   ----------   ---------------   -----------
 Income before minority
  interest..............    28,934         6,673          35,607            3,907          4,271          3,800           5,527
 Minority interest......    (4,937)         (760)         (5,697)                                                        (3,981)(M)
                         ----------   ------------   --------------    -------------   ----------   ---------------   -----------
  Income before
   extraordinary item...  $ 23,997      $  5,913         $29,910          $ 3,907       $  4,271        $ 3,800         $ 1,546
                         ==========   ============   ===============   =============   ==========   ===============   ============
  Net income per
   share................
  Weighted average
   shares...............

                                    DECEMBER     CENTURY
                                      1996       CENTER       ANDERSON
                           NOTES    OFFERINGS  TRANSACTION   TRANSACTION
                            (N)       (O)                                       PRO FORMA
                         --------   ---------  -----------   -----------       ------------
REVENUE:
 Rental property........                         $16,364 (P)    $ 6,948 (S)     $188,445
 Other income...........                                                           6,426
                         --------   ---------  -----------   -----------       ------------
                                                  16,364          6,948          194,871
OPERATING EXPENSES:
 Rental property........                           6,507 (P)      2,269 (S)       54,418
 Depreciation and
  amortization..........                           3,088 (Q)      1,204 (Q)       30,880
 Interest expense:
  Contractual...........      312    (4,816 )      5,104 (R)      3,042 (R)       43,070
  Amortization of
   deferred financing
   costs................    1,059                                                  3,630
                         --------   ---------  -----------   -----------       ------------
                            1,371    (4,816 )      5,104         3,042            46,700
 General and
  administrative........                                                           4,218
                         --------   ---------  -----------   -----------       ------------
 Income before minority
  interest..............   (1,371)    4,816        1,665           433            58,655
 Minority interest......                                                          (9,678)
                         --------   ---------  -----------   -----------       ------------
  Income before
   extraordinary item...  $(1,371)  $ 4,816       $1,665       $   433            48,977
                         ========   =========  ===========   ===========       =============
  Net income per
   share................                                                       $     1.38
                                                                               ============
  Weighted average
   shares...............                                                            35,470
                                                                               ============

     See Notes to Pro Forma Condensed Consolidated Statement of Operations.

                           HIGHWOODS PROPERTIES, INC.

     NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                       (UNAUDITED, DOLLARS IN THOUSANDS)

     (A.) Represents the Company's historical statement of operations contained in its Annual Report on Form 10-K for the year ended December 31, 1995.

     (B.) Reflects the February 1995 Offering and the August 1995 Offering and the historical operations of Forsyth Properties, Inc. and its affiliates, the Research Commons Properties and the Other 1995 Acquisitions, adjusted on a pro forma basis for interest and depreciation expense, for the period of time during 1995 prior to their acquisition by the Company.

     (C.) Represents the historical statement of operations of Eakin & Smith for the year ended December 31, 1995.

     (D.) Represents the historical statement of operations of Crocker contained in its Annual Report on Form 10-K for the year ended December 31, 1995.

     (E.) Reflects the historical operations of Crocker Realty Investors, Inc., Crocker & Sons, Inc., Crocker Realty Management Services, Inc., the Sabal properties and the Towermarc properties, adjusted on a pro forma basis for interest and depreciation expense, for the period of time during 1995 prior to their acquisition by Crocker. Interest expense reflects incremental indebtedness of approximately $97,400 for the first half of 1995 at an average rate of 9.94% and $57,800 for the second half of 1995 at an average rate of 9.70% plus loan cost amortization of $292. Historical indebtedness was also reduced by $20,000 which was prepaid on December 28, 1995 using the proceeds of a private placement. The $20,000 had a fixed rate of interest of 11.5%. Depreciation is calculated using the respective purchase prices allocated to buildings, site improvements and tenant improvements with depreciation calculated on a straight-line basis over useful lives of 40 years, 15 years, and the life of the respective leases, respectively.

     (F.) Reflects incremental rental income from a supplemental lease agreement entered into in connection with the Crocker Merger. This agreement was a condition of the Crocker Merger.

     (G.) Reflects the elimination of certain third-party leasing and property management income of Crocker not retained by the Company.

     (H.) Reflects the net adjustment to rental property expenses to eliminate the costs related to certain assets (primarily land held for development) distributed to the stockholders of Crocker ($800) and for other property operating costs (primarily personnel and office expenses related to duplicative property management operations) eliminated upon the completion of the Crocker Merger ($1,230).

     (I.) Represents the net adjustment to depreciation expense based upon an assumed allocation of the purchase price to land, buildings, furniture, fixtures and equipment and development in process and building depreciation computed on a straight-line basis using an estimated life of 40 years for buildings and 7 years for furniture, fixtures and equipment as follows (in thousands):

Eakin & Smith Transaction....................   $(145)
Crocker Merger...............................    (827)
                                                ------
       Total.................................   $(972)
                                                ======

     (J.) Represents the net adjustment to interest expense to reflect interest costs on borrowings under the Revolving Loan at an assumed rate of 7.0% capped (the effective interest rate based on a 30-day LIBOR rate of 5.50% plus 1.50%) and assumed debt as follows (in thousands):

Eakin & Smith Transaction (1)..............   $ 2,667
Crocker Merger (2).........................    (2,280)
                                              --------
       Total...............................   $   387
                                              ========

     (1) $26,653 of borrowings under the Revolving Loan at 7% plus $10,075 of assumed debt at 8.0%.

     (2) The incremental effect of $10,231 of borrowings under the Revolving Loan at 7% and the effect of refinancing mortgage debt with an outstanding balance of $100,000 and an average rate of 10% with borrowings under the Revolving Loan with an average rate of 7%.

     (K.) Represents the amortization of the commitment fee ($937) on the Revolving Loan over the 36-month period.

     (L.) Represents the net adjustment to general administrative expense to reflect the estimated incremental costs to the Company of operating a Nashville division (primarily salaries) and to reflect the elimination of certain costs (primarily executive salaries ($1,020), administrative costs ($1,875), the expenses incurred to generate third-party revenue ($994) and the expenses of operating as a public entity ($800) of Crocker not expected to be incurred by the Company as follows (in thousands):

Eakin & Smith Transaction..................   $    37
Crocker Merger.............................    (4,689)
                                              --------
       Total...............................   $(4,652)
                                              ========

     (M.) Reflects the net adjustment to minority interest to reflect the pro forma minority interest of 16.5%.

     (N.) Reflects estimated interest expense on the Notes for the nine months ended September 30, 1996 at an effective annual interest rate of 7.4% (which includes cash and amortization of deferred offering costs) less interest on debt repaid with the proceeds from the sale of the Notes.

     (O.) Reflects the estimated interest expense savings on the Revolving Loan repaid with the proceeds of the December 1996 offerings.

     (P.) Reflects the historical operations of the properties acquired in the Century Center Transaction for the twelve months ended December 31, 1995.

     (Q.) Reflects the estimated depreciation expense based upon an assumed allocation of the purchase price to land, buildings and development in process and building depreciation computed on a straight-line basis using an estimated life of 40 years.

     (R.) Reflects the estimated interest expense on the assumed mortgages and notes payable at an average rate of 7.15% for Century Center and 8.78% for the Anderson Properties and incremental borrowings under the Revolving Loan at an average rate of 7%.

     (S.) Reflects the historical operations of the properties to be acquired in the Anderson Transaction for the year ended December 31, 1995.